Exhibit 10.35

FIRST AMENDED AND RESTATED
INVESTORS AGREEMENT
among
CARDTRONICS, INC.
and
CERTAIN SECURITYHOLDERS THEREOF
February 10, 2005

TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS

1.1	Definitions	1
1.2	Construction	1

ARTICLE 2
BOARD COMPOSITION; COVENANTS

2.1	Board Composition	2
2.2	Vacancies	3
2.3	Removal	3
2.4	Directors’ Indemnification and Insurance	4
2.5	Committees	4
2.6	Actions by the Board and Committees	4
2.7	Financial Statements, Reports, Etc.	4

ARTICLE 3
PROVISIONS RELATING TO TRANSFER OF THE SECURITIES

3.1	General	5

ARTICLE 4
PREEMPTIVE RIGHTS

4.1	Contractual Preemptive Rights	6
4.2	Preemptive Right Procedures	6
4.3	Transferability of Rights	7

ARTICLE 5
REGISTRATION RIGHTS

5.1	Registration Rights	7

ARTICLE 6
MISCELLANEOUS

6.1	Entire Agreement	8
6.2	Binding Effect; Benefit	8
6.3	Assignability	8
6.4	Amendment; Waiver	8
6.5	Notices	8
6.6	Headings	9
6.7	Counterparts	9
6.8	Applicable Law	9
6.9	Specific Enforcement	9
6.10	Severability	9
6.11	Termination	9
6.12	Confidentiality	9
6.13	Business Opportunities	10
6.14	Voting Rights	10
6.15	Termination of Power of Attorney	11
6.16	Expenses	11
6.17	Indemnification for Vicarious Liability	11
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
i

Exhibits:
A —	Defined Terms

B —	Provisions Relating to Transfer

C —	Registration Rights

D —	Adoption Agreement
Schedules:
Schedule 1 —	Initial Directors

Schedule 2 —	Listed Stockholders

Schedule 3	Securityholders

Schedule 4	Certain Persons Excluded from Section 4
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
-ii-

GLOSSARY OF DEFINED TERMS
     The location of the definition of each capitalized term used in this Agreement is set forth in this Glossary:

2006 Annual Meeting	2.1(b)
Accepting Persons	Exhibit B
Accepting Persons Notice	Exhibit B
Accepting Persons’ Merger Notice	Exhibit B
Acquisition Proposal	Exhibit B
Adverse Person	Exhibit A
Affiliate	Exhibit A
Agreement	Introduction
Assignee	Exhibit A
Beneficially Own	Exhibit A
Board	Exhibit A
Bona Fide Offer	Exhibit A
Business Day	Exhibit A
CapStreet Designees	2.1(b)
CapStreet Fund	Exhibit A
CapStreet Investors	Exhibit A
CapStreet Parallel Fund	Exhibit A
Co-Sale Notice	Exhibit B
Co-Sale Party	Exhibit B
Common Stock	Exhibit A
Common Stock Equivalent	Exhibit A
Company	Introduction
Company Deadline	Exhibit B
Compensation Committee	2.5
Covered Person	6.17
Deemed 4(c) Transfer	Exhibit B
Demand Registration	Exhibit C
Demand Registration Notice	Exhibit C
Demand Rights Holder	Exhibit C
Designated Activities	6.13
Director	2.1(a)
Disposing Securityholder	Exhibit B
Disposition Notice	Exhibit B
Drag-Along Person	Exhibit B
Election Period	4.2
Eligible Investor	4.1
Exchange Act	Exhibit A
Execution Date	Introduction
Fair Market Value	Exhibit A
First Notice	4.2
Former Director	2.2(a)
Fund Group	6.13
Fund Group Member	6.13
Fund Investors	Exhibit A
Implied Common Share Value	Exhibit B
Indemnified Party	Exhibit C
Indemnifying Party	Exhibit C
Independent Director	Exhibit A
Independent Financial Expert	Exhibit A
Initial Public Offering	Exhibit A
Investors Agreement	Exhibit D
Involuntary Transfer	Exhibit A
Listed Stockholders	Exhibit A
Loss	6.17
Maximum Offering Size	Exhibit C
Merger Accepting Persons	Exhibit B
Merger Drag-Along Person	Exhibit B
Merger Offer	Exhibit B
Merger Transaction	Exhibit B
Nominating Committee	2.5
Non-Cash Appraisal	Exhibit B
Non-Disposing Securityholders	Exhibit B
Offered Securities	4.1
Over-Allotment Amount	4.2
Percentage Ownership	Exhibit A
Permitted Transfer	Exhibit A
Permitted Transferee	Exhibit A
Person	Exhibit A
Prior Agreement	Recitals
Proposed Purchaser	4.1
Proposed Transferee	Exhibit B
Public Offering	Exhibit A
Record Date	Exhibit B
Redemption	Exhibit A
Registrable Securities	Exhibit A
Registration Expenses	Exhibit A
Requesting Investor	4.2
ROFR Acceptance Deadline	Exhibit B
ROFR Buyer	Exhibit B
Sale of the Company Offer	Exhibit B
Sale of the Company Transaction	Exhibit B
Sale Securities	Exhibit B
SEC	Exhibit A
Securities	Exhibit A
Securities Act	Exhibit A
Securityholder	Exhibit A
Selling Securityholder	Exhibit C
Series A Preferred Stock	Exhibit A
Series B Certificate of Designations	Exhibit A
Series B Preferred Stock	Exhibit A
Short Form Date	Exhibit A
Subsidiary	Exhibit A
Supplemental Notice	4.2
TA Designees	2.1(b)
TA Funds	Exhibit A
TA Investors	Exhibit A
Third-Party Buyer	Exhibit B
Third Party Merger Party	Exhibit B
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Glossary of Terms

Transfer	Exhibit A
Transferee	Exhibit D
Transferor	Exhibit B
Transferor’s Notice	Exhibit B
Underwritten Public Offering	Exhibit A
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Glossary of Terms

FIRST AMENDED AND RESTATED INVESTORS AGREEMENT
     This FIRST AMENDED AND RESTATED INVESTORS AGREEMENT, including the schedules and exhibits hereto (as further amended and restated from time to time, this “Agreement”), is entered into as of this 10th day of February, 2005 (the “Execution Date”) by and among Cardtronics, Inc., a Delaware corporation formerly known as Cardtronics Group, Inc. (the “Company”), and the Securityholders (as defined below).
RECITALS
     WHEREAS, the Corporation and certain of the Securityholders determined it to be in the best interests of the Corporation and the Securityholders to establish certain rights and obligations with respect to the ownership, voting and transfer of the Securities and certain other matters related thereto;
     WHEREAS, to evidence such rights and obligations, the Corporation and certain Securityholders entered into that certain Investors Agreement dated as of June 4, 2001 (the “Prior Agreement”); and
     WHEREAS, the signatories to this Agreement, constituting the requisite percentage of the Securityholders required to amend the Prior Agreement, now desire to amend and restate the Prior Agreement in its entirety as set forth in this Agreement;
     NOW, THEREFORE, for and in consideration of the premises and other mutual benefits, the sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:
AGREEMENTS
ARTICLE 1
DEFINITIONS
     1.1 Definitions. In addition to terms defined in the body of this Agreement, capitalized terms used herein shall have the meanings given to them in Exhibit A. The Glossary, which follows the Table of Contents, sets forth the location in this Agreement of the definition for each capitalized term used herein.
     1.2 Construction. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine, and neuter; (b) references to Articles and Sections refer to articles and sections of this Agreement; (c) references to Exhibits and Schedules are to exhibits and schedules attached to this Agreement, each of which is made a part of this Agreement for all purposes; (d) references to money refer to legal currency of the United States of America; and (e) the word “including” means “including without limitation.”
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

ARTICLE 2
BOARD COMPOSITION; COVENANTS
     2.1 Board Composition. Each Securityholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of voting Securities or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of stockholders) in order to ensure the following:
          (a) Size. The Board shall consist of nine directors subject to any reductions in size contemplated by the remaining provisions of this Section 2.1 and increases in size required under the circumstances described in Section 5(e) of the Series B Certificate of Designations (each, a “Director”).
          (b) Nominees. The nominees to stand for election to serve as a Director shall be: (i) two individuals designated by the CapStreet Investors (the “CapStreet Designees”); (ii) two individuals designated by the TA Investors (without duplication of the two Directors elected under Section 2(a) of the Series B Certificate of Designations) plus the number of “Additional Directors” as such term is defined in, and under the circumstances described in, Section 5(e) of the Series B Certificate of Designations (the “TA Designees”); (iii) Ralph Clinard so long as his Percentage Ownership (including, for purposes of calculating his Percentage Ownership, any shares of Common Stock transferred by him to one or more of the Persons described in clauses (c)(i) and (c)(ii) of the definition of Permitted Transfer) equals or exceeds 10% (and, at any time Mr. Clinard’s Percentage Ownership (calculated in the same manner) is less than 10%, unless the Nominating Committee unanimously directs otherwise, the Company and the Securityholders shall take such action as is necessary to remove Mr. Clinard from serving as a Director and to reduce the size of the Board by one), (iv) the Chief Executive Officer of the Company and (v) up to three Independent Directors designated by the Nominating Committee in accordance with Section 2.6. As of the Execution Date, the Company represents and warrants to the Securityholders that the Nominating Committee has been established and is comprised of the CapStreet Designees and the TA Designees listed on Schedule 1 and that the Nominating Committee has designated Ron Coben, Bob Barone and Jorge Diaz to serve as the Independent Directors until the earlier of the first annual meeting of stockholders of the Company (by physical meeting or consent in lieu) following the first anniversary of the Execution Date (the “2006 Annual Meeting”) or a special meeting of the stockholders of the Company (by physical meeting or consent in lieu) called by the CapStreet Investors and the TA Investors for the purpose of electing Independent Directors (any such meeting, an “Investor-Called Meeting”). The Securityholders shall take such action as is necessary to elect the foregoing named individuals to serve as the Independent Directors until the 2006 Annual Meeting, an Investor-Called Meeting or their earlier resignation. At each annual meeting of the stockholders of the Company beginning with the 2006 Annual Meeting and at each Investor-Called Meeting (or by consent in lieu of any such meeting), the Securityholders shall take such action as is required to remove each then serving Independent Director unless the Company notifies the Securityholders that the Nominating Committee has unanimously designated such Independent Director to stand for reelection for a term expiring at the next succeeding annual stockholders meeting. The Company shall call an annual meeting of its stockholders, or circulate
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

a written consent in lieu of an annual meeting, in each calendar year and in compliance with Section 211 of the General Corporation Laws of the State of Delaware.
          (c) Subsidiary Governance. The boards of directors or other governing body of each direct and indirect Subsidiary of the Company (including Subsidiaries that are general partners, but excluding Subsidiaries that are limited partners whose businesses and offerings are governed by its general partner) shall be comprised of the same individuals who are serving as Directors of the Board in accordance with the provisions of this Section 2.1. To expedite the administration of board meetings, meetings of the Board and boards of directors or other governing bodies of each Subsidiary may meet concurrently so long as the minutes from such meetings specify in reasonable detail the separate actions, resolutions and other matters taken on behalf of each entity.
     2.2 Vacancies. The Securityholders recognize that under the terms of the certificate of incorporation and the bylaws of the Company, any vacancy in the Board, whether arising through death, resignation or removal of a director, or through an increase in the size of the Board, shall be filled by the majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. In the event of such vacancy, each Securityholder entitled to designate nominees pursuant to Section 2.1(a) shall use commercially reasonable efforts to cause its Board nominee or nominees, if any and if then serving on the Board, to fill any such vacancy in the following manner:
          (a) any vacancy created by the death, disability, retirement, resignation or removal of any individual (a “Former Director”) designated under clauses (i) or (ii) of Section 2.1(b) shall be filled by a nominee designated by the Person that designated the applicable Former Director;
          (b) any vacancy created by an increase in the size of the Board under the circumstances described in Section 5(e) of the Series B Certificate of Designations, shall be filled in the manner described in Section 5(e) of the Series B Certificate of Designations; and
          (c) any vacancy created by an increase in the number of directors (other than described in clause (b) preceding) shall be filled by nominees designated by the Nominating Committee.
     2.3 Removal. Each Securityholder agrees that it will not vote any of its Securities in favor of the removal of any director who has been designated or nominated pursuant to Section 2.1(b) unless (i) such removal shall be for cause (other than the TA Designees and the CapStreet Designees), (ii) the Securityholder entitled to designate such nominee shall have consented to or requested such removal in writing (and, in the case of any such request, such Securityholder shall vote its Securities in favor of such removal) or (iii) such removal is required under the terms of Section 2.1(b). The Securityholders will vote to remove any Additional Director at any time such directors no longer have the right to serve on the Board as specified in Section 5(e) of the Series B Certificates of Designations.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

     2.4 Directors’ Indemnification and Insurance. The Company shall indemnify all of the directors of the Company to the extent set forth in Article VI of the Bylaws of the Company. The rights granted to the directors pursuant to the preceding sentence are contractual rights that, notwithstanding anything to the contrary in this Agreement (including the amendment provisions of Section 6.4), the Company’s certificate of incorporation or the Company’s bylaws, cannot be diminished without the consent of the beneficiary of such rights. The Company shall procure and maintain directors and officers liability insurance for the benefit of its current and former directors having an aggregate policy amount of at least $10 million, or such lesser amount as determined by the Board (including one TA Designee and one CapStreet Designee then serving on the Board), and the Company shall cause all of the Directors to be included as insureds under the applicable policies.
     2.5 Committees. As provided in Section 4.1 of the Bylaws, the Board may form committees from time to time; provided, at all times, the Board shall establish a compensation committee (the “Compensation Committee”) and a nominating committee (the “Nominating Committee”). Subject to compliance with any applicable requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of any stock exchange on which equity securities of the Company are listed, the Company and the Securityholders shall take such action as is necessary to ensure that (a) the Compensation Committee consists of three individuals including one TA Designee, one CapStreet Designee and one Independent Director, (b) the Nominating Committee consists solely of all of the TA Designees and all of the CapStreet Designees then serving on the Board, and (c) that each other committee of the Board includes one TA Designee (if requested by the TA Designees) and one CapStreet Designee (if requested by the CapStreet Designees). Approval of compensation arrangements (including grants of capital stock or options) paid by the Company or its Subsidiaries to their respective employees, management, directors and consultants will be delegated to the Compensation Committee.
     2.6 Actions by the Board and Committees. All decisions of the Board shall require the affirmative vote of a majority of the Directors present at a meeting at which a quorum is present. All decisions of any committee of the Board (other than the Nominating Committee) shall require the affirmative vote of a majority of committee members present at a meeting at which a quorum is present. All decisions of the Nominating Committee shall require the affirmative vote of all of the members of such committee. The Company shall use its reasonable efforts to ensure that meetings of its Board of Directors are held at least four times each year and at least once each quarter. The Company shall at all times cause the Bylaws to provide that, unless otherwise required by the laws of the State of Delaware, each member of the Board shall have the right to call a meeting of the Board.
     2.7 Financial Statements, Reports, Etc. The Company shall furnish the following to each holder of Series B Preferred Stock and each Securityholder whose Percentage Ownership exceeds 5%:
          (a) Within ninety (90) days after the end of each fiscal year of the Company, a consolidated audited balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated audited statements of income, stockholders’ equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

accounting principles with an opinion thereon by a firm of independent public accountants of recognized national standing selected by the Board;
          (b) Within forty-five (45) days after the end of each fiscal quarter, a consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles (without footnotes or year-end adjustments) and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such quarter and such consolidated statements of income, stockholders’ equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case, with comparative statements for the prior fiscal year;
          (iii) Within thirty (30) days after the end of each month in each fiscal year (other than the last month in each fiscal year), a consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income, and stockholders’ equity, unaudited but prepared in accordance with generally accepted accounting principles (without footnotes or year-end adjustments) and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income and stockholders’ equity to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year;
          (iv) No later than thirty (30) days after the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year;
          (v) Promptly following receipt by the Company, each audit response letter, accountant’s management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its Subsidiaries;
          (vi) Promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries that could reasonably be expected to have a material adverse effect on the Company’s business, financial condition or results of operations; and
          (vii) Promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its Subsidiaries as such Securityholder reasonably may request.
ARTICLE 3
PROVISIONS RELATING TO TRANSFER OF THE SECURITIES
     3.1 General. The Securities shall be bound by, and the Securityholders shall comply with, the terms set forth on Exhibit B hereto governing, among other matters, provisions relating to the Transfer of the Securities.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

ARTICLE 4
PREEMPTIVE RIGHTS
     4.1 Contractual Preemptive Rights. If the Company proposes to issue, sell or otherwise transfer any Common Stock Equivalents after the Execution Date (collectively, the “Offered Securities”) to a proposed purchaser (the “Proposed Purchaser”), each Securityholder that is a record holder of Securities and that is an accredited investor (as defined under Rule 501 of Regulation D of the Securities Act) (each, an “Eligible Investor”) shall have the right to purchase the number of Offered Securities as provided below in Section 4.2; provided, that the provisions of this Section 4.1 shall not apply to any issuance, sale or transfer by the Company of Offered Securities (a) in connection with a Qualified Public Offering, (b) distributed or set aside ratably to all Securityholders (or all Securityholders holding the same class of securities) pro rata based on their respective Securities (or their respective Securities of the same class), (c) as consideration in connection with the Company’s or any of its Subsidiary’s acquisition of all or substantially all of another third-party unaffiliated Person or another third-party unaffiliated Person’s line of business or division, or all or substantially all of a third-party unaffiliated Person’s assets, in any case, by merger, consolidation, stock purchase, asset purchase, recapitalization, or otherwise, (d) to or on behalf of officers or other key employees of the Company or any of its Subsidiaries pursuant to a stock option plan, restricted stock plan, incentive compensation plan or similar incentive compensation program approved by the Board and the Compensation Committee, (e) to any third-party unaffiliated lender in connection with any loan or commitment to loan made by such lender to the Company or any of its Subsidiaries approved by the Board, (f) pursuant to the exercise or conversion of any Common Stock Equivalents outstanding as of the Execution Date, or (g) that constitute 894,568 shares of Series B Preferred Stock issued to the TA Funds as of the Execution Date and any shares of Common Stock issued upon conversion of such shares of Series B Preferred Stock.
     4.2 Preemptive Right Procedures. The Company shall give each Eligible Investor at least 15 days’ prior notice (the “First Notice”) of any proposed issuance of Offered Securities, which notice shall set forth in reasonable detail the proposed terms and conditions thereof (including a range of terms and conditions if the terms and conditions of the issuance have not been finalized) and shall offer to each Eligible Investor the opportunity to purchase its Percentage Ownership of the Offered Securities (which Percentage Ownership shall be calculated as of the date of such notice) at the same price, on the same terms and conditions (including, if more than one type of security is issued, each type of security in the same proportion offered) and at the same time as the Offered Securities are proposed to be issued by the Company. If, following the giving of the First Notice, the terms of the proposed issuance materially change, the Company shall furnish a supplemental notice (a “Supplemental Notice”) describing the revised terms; provided, the Supplemental Notice shall not restart the foregoing 15-day period, but the Company shall give each Eligible Investor a reasonable period of time (not to exceed five days after the initial 15-day period) to consider the revised terms. If any Eligible Investor wishes to exercise its preemptive rights, it must do so by delivering an irrevocable written notice to the Company within 15 days after delivery by the Company of the First Notice unless the Company extends the response time because of material changes in the terms of the issuance or for any other reason, in which case an Eligible Investor must deliver its
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

irrevocable written notice to the Company before the end of the election period, as extended (the “Election Period”), which notice shall state the dollar amount of Offered Securities such Eligible Investor (each a “Requesting Investor”) would like to purchase up to a maximum amount equal to such holder’s Percentage Ownership of the Offered Securities plus the additional number of Offered Securities such Requesting Investor would like to purchase in excess of its Percentage Ownership (the “Over-Allotment Amount”), if any, if other Eligible Investors do not elect to purchase their full Percentage Ownership. The rights of each Requesting Investor to purchase a number of Offered Securities in excess of each such Requesting Investor’s Percentage Ownership shall be based on the Requesting Investors’ relative Percentage Ownership.
If all of the Offered Securities are not fully subscribed for by the Eligible Investors pursuant to the foregoing, the Company, at its sole election, shall have the right to (i) issue and sell the Stub Securities (the “Stub Securities”) to the Proposed Purchaser at any time during the 90 days following the termination of the Election Period on the terms and conditions set forth in the First Notice, as modified by a Supplemental Notice, if applicable, (ii) if the Proposed Purchaser is unwilling to purchase the Stub Securities in the event the Company issues a portion of the Offered Securities to the Securityholders, attempt to procure another buyer to purchase the Stub Securities within 90 days after the expiration of the Election Period on the same terms as described in the First Notice and, if applicable, the Supplemental Notice and (iii) if the Company has complied with the preceding clause (ii) and has not procured another buyer for the Stub Securities within such 90 day period, terminate the proposed sale of all of the Offered Securities. In no event shall the Company sell any of the Offered Securities unless it concurrently sells to the Requesting Investors the portion of the Offered Securities for which the Requesting Investors subscribed. The Company may, in its sole discretion, impose such other reasonable terms (including setting a closing date, rounding the number of Securities covered by this Section 4.2, and requiring each Requesting Investor to enter into a Subscription Agreement) and procedures as it deems reasonably necessary or advisable in connection with any preemptive rights offering. In the event any Eligible Investor refuses to purchase securities for which it subscribed pursuant to the exercise of preemptive rights granted thereto under this Article 4, in addition to any other rights the Company may be permitted to enforce at law or in equity, such Securityholder and any Permitted Transferee thereof shall not be considered an Eligible Investor for any future rights granted under Section 4.1 unless the Board expressly designates such Person as an Eligible Investor (which the Board, in its sole discretion, may do on an offer-by-offer basis or not at all).
     4.3 Transferability of Rights. The rights granted in this Article 4 to any Securityholders are transferable to any Permitted Transferee of such Securityholder that is an Eligible Investor.
ARTICLE 5
REGISTRATION RIGHTS
     5.1 Registration Rights. The Company shall comply with, and the Securityholders shall comply with and be entitled to the benefits of, the provisions set forth on Exhibit C governing and providing for, among other matters, the registration rights with respect to the Securities.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

ARTICLE 6
MISCELLANEOUS
     6.1 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.
     6.2 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and the Persons entitled to indemnification protection hereunder, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
     6.3 Assignability. Except as provided herein, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Securityholder, provided that any Person acquiring Securities in a Transfer permitted by this Agreement and who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit D and shall thenceforth be a “Securityholder.”
     6.4 Amendment; Waiver. Except as provided in the remaining sentences of this Section 6.4, this Agreement may not be terminated and no provision of this Agreement may be terminated, amended or otherwise modified except by an instrument in writing executed by the Company (with approval of the Board) and the approval of holders of at least 80% of the outstanding shares of Common Stock held of record by the Securityholders taking into account the consent methodology set forth in Section 6.14. Notwithstanding the foregoing, any amendment, modification or termination of any provision of this Agreement that, based on the subject matter of the items affected by any such amendment or modification, would affect any Securityholder in a manner adversely and disproportionately to the manner in which a similarly situated Securityholder is affected thereby may be effected only with the consent of such disproportionately and adversely affected Securityholders holding a majority of the shares of Common Stock held thereby (taking into account the consent methodology set forth in Section 6.14). Notwithstanding the foregoing, the provisions of Article 2 may not be amended to change the size of the Board with the consent of the holders of at least 80% of the shares of Common Stock outstanding (taking into account the consent methodology set forth in Section 6.14) or to change any of the designees specified in Section 2.1(b) without the approval of the holders of a majority of shares of Common Stock held by the Persons entitled to specify any such designees taking into account the consent methodology set forth in Section 6.14 (for example, the terms of Section 2.1(b) that provide for two nominees to be designated by the CapStreet Investors may not be amended without the consent of the holders of a majority of shares of Common Stock held by all of the CapStreet Investors).
     6.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given and received when sent by
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

telecopy or delivered personally or on the first Business Day after being sent by nationally recognized overnight delivery service or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the telecopy number or address set forth on the signature pages to this Agreement, in any adoption agreement or at such other address or telecopy number as shall be furnished by the parties by like notice.
     6.6 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.
     6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
     6.8 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.
     6.9 Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.
     6.10 Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties’ intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so interpreted and shall be enforceable in accordance with its terms to the maximum extent permitted by law.
     6.11 Termination. A Person that ceases to own any Securities shall cease to be a party to this Agreement and shall have no further rights under this Agreement; provided, such Person shall remain liable for any breach by such Person of the terms of this Agreement that occurred prior to such Person ceasing to be a holder of Securities; and provided further, that such Person shall continue to have the rights under Section 2.4 (if applicable to such Person), Sections 6.1 through 6.10 and 6.17 until this Agreement is terminated in its entirety. Notwithstanding the fact that a Securityholder ceases to own Securities, such Securityholder shall remain bound by the terms of Section 6.12. Other than the provisions contained in Sections 2.1 through 2.6, Section 5.1, Sections 6.1 through 6.10 and Section 6.17 (which shall continue to survive), the terms and provisions of this Agreement shall terminate upon the closing of an Underwritten Public Offering.
     6.12 Confidentiality. The Securityholders acknowledge that they may receive information from or regarding the Company in the nature of trade secrets or that otherwise is confidential, the release of which may be damaging to the Company or Persons with which it
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

does business. Each Securityholder shall hold in strict confidence any information it receives regarding the Company that is identified as being confidential and may not disclose it to any Person other than another Securityholder except for disclosures (a) compelled by law (but the Securityholder must notify the Company promptly of any request for that information before disclosing it if practicable), (b) to advisers or representatives of the Securityholder but only if the recipients have agreed with the Securityholder for the benefit of the Company and the other Securityholders to be bound by the provisions of this Section 6.12, (c) of information that the Securityholder also has received from a source independent of the Company that the Securityholder reasonably believes obtained that information without breach of any obligation of confidentiality, (d) to any Person to which such Securityholder offers to sell any Security so long as the transferring party first obtains a confidentiality agreement from the proposed transferee, in form reasonably acceptable to the Company for which the Company will supply a form on request by any Securityholder, (e) of information in connection with litigation against the Company to which the disclosing Securityholder is a party or (f) to partners of or investors in or Affiliates of any Securityholder that has contractual reporting obligations to such partners. The Securityholders agree that breach of the provisions of this Section 6.12 may cause irreparable injury to the Company for which monetary damages (or other remedy at law) are inadequate in view of (i) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Securityholder to comply with such provisions, and (ii) the uniqueness of the Company’s business and the confidential nature of the information described in this Section 6.12. Accordingly, the Securityholders agree that the provisions of this Section 6.12 may be enforced by specific performance.
     6.13 Business Opportunities. The Company recognizes that the Fund Investors are private equity funds and that they, their respective partners, their designees to the Board and their Permitted Transferees (such persons, together with the portfolio companies described in this sentence, are collectively referred to as the “Fund Group” and individually as a “Fund Group Member”) invest in, serve on the board of directors and other governing boards of, serve as officers of, provide services to and have minority and controlling ownership interests in existing and future portfolio companies (the “Designated Activities”). Except for the confidentiality obligations contained in Section 6.12 and except for opportunities that come to the attention of any of the CapStreet Designees or TA Designees in his or her capacity as a director of the Company, nothing in this Agreement or the nature of the existing or any future relationship between any Fund Group Member, on the one hand, and the Company, on the other (whether such relationship is by reason of any Fund Group Member acting as a lender, owner of capital stock or warrants, landlord, service provider or otherwise), will prohibit any Fund Group Member from engaging in any Designated Activities for its own account or will require any Fund Group Member to make any business opportunity available to the Company, in each case, even if such Designated Activity or business opportunity competes with the business conducted by the Company.
     6.14 Voting Rights. With respect to any matter requiring the consent, vote or approval of the Securityholders hereunder, other than matters expressly requiring the vote, consent or approval of any group of Securityholders acting separately as a class, all Securityholders shall be deemed to be part of the same class and each shall be deemed to hold the number of shares of
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

Common Stock issuable upon exercise, conversion or exchange of any Common Stock Equivalents held thereby including the Series B Preferred Stock.
     6.15 Termination of Power of Attorney. The parties listed on Schedule 2 hereto (each a “Listed Stockholder”), each of whom were parties to the Prior Agreement, hereby terminate the appointment of Ralph H. Clinard as such Listed Stockholder’s true and lawful agent and attorney-in-fact, to act in the name and on behalf of such Listed Stockholder with respect to certain actions enumerated in Section 6.15 of the Prior Agreement. The other parties to this Agreement hereby consent to such termination and agree that the authority granted in 6.15 of the Prior Agreement is no longer in force in effect.
     6.16 Expenses. Prior to the Company’s Initial Public Offering, the Company agrees to reimburse the TA Investors and the CapStreet Investors for all reasonable out-of-pocket costs and expenses incurred by them that are directly attributable to (a) performing services at the request of, and benefit for, the Company or any of its Subsidiaries and that are related to their ongoing investment in the Company, or (b) any modification, waiver, consent or amendment requested by the Company or any other Securityholder of any agreement (such as this Agreement) relating to their investment in the Company; provided that this Section shall not supersede other provisions or agreements that specifically allocate expenses, such as agreements that allocate expenses related to registration rights.
     6.17 Indemnification for Vicarious Liability. The Company shall defend, indemnify and hold each Securityholder, their respective Affiliates and direct and indirect partners (including partners of partners and stockholders and members of partners), members, stockholders, directors, officers, employees and agents and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Covered Persons”) harmless from and against any and all damages, liabilities, losses, taxes, fines, penalties, diminution in value, reasonable costs and expenses (including, without limitation, reasonable fees of a single counsel representing all the Covered Persons or, if the representations of all the Covered Persons by the same counsel would be inappropriate under applicable standards of professional conduct, then as many counsel as may be needed under such standards of professional conduct to represent all of the Covered Persons) of any kind or nature whatsoever (whether or not arising out of third party claims and including all amounts paid in investigation, defense or settlement of the foregoing and consequential damages) (“Losses”) sustained or suffered by any such Covered Person based upon, relating to, arising out of, or by reason of any third party or governmental claims relating to such Covered Person’s status as a security holder, creditor or controlling person of the Company (including, without limitation, any and all Losses under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto), including, without limitation, in connection with any third party or governmental action or claim relating to any action taken or omitted to be taken or alleged to have been taken or omitted to have been taken by any Covered Person as security holder, creditor or controlling person, including claims alleging so called control person liability or securities law liability; provided, however, that the
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

Company will not be liable to any Covered Person to the extent that such Losses arise from and are based on (A) an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Covered Person, or (B) conduct by such Covered Person which is found to be fraud or willful misconduct in a non appealable, final judgment.
If the indemnification provided for in this Section 6.17 above for any reason is held by a court of competent jurisdiction to be unavailable to a Covered Person in respect of any Losses referred to herein, then the Company, in lieu of indemnifying such Covered Person hereunder, shall contribute to the amount paid or payable by such Covered Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Securityholders, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Covered Person in connection with the action or inaction which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company and the Covered Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Covered Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
Each of the Company and the Securityholders agrees that it would not be just and equitable if contribution pursuant to this Section 6.17 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Investors Agreement as of the date first set forth above.

CARDTRONICS, INC.
By:	/s/ Jack M. Antonini
	Name:	Jack M. Antonini
	Title:	President & CEO

Information for Notices:

Cardtronics, Inc. 3110 Hayes, Suite 300 Houston, Texas 77082 Attention: Chief Executive Officer Telecopy: (281) 892-0081
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

CAPSTREET II, L.P.
By:	CapStreet GP II, L.P., its general partner

By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer,
Chief Financial Officer

CAPSTREET PARALLEL II, L.P.
By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer
Chief Financial Officer

Information for Notices:
CapStreet II, L.P. 600 Travis, Suite 6110 Houston, Texas 77002 Attention: Mr. Fred Brazelton Telecopy: (713) 332-2701
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

INVESTORS TA IX L.P.
By:	TA Associates IX LLC, its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director

TA/ATLANTIC AND PACIFIC IV L.P.
By:	TA Associates AP IV L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director

TA/ATLANTIC AND PACIFIC V L.P.
By:	TA Associates AP V L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

TA STRATEGIC PARTNERS FUND A L.P.
By:	TA Associates SPF L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director

TA STRATEGIC PARTNERS FUND B L.P.
By:	TA Associates SPF L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director

TA INVESTORS II, L.P.
By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
	Its:	Managing Director

Information for Notices:
c/o TA Associates, Inc. High Street Tower Suite 2500 125 High Street Boston, MA 02110 Attention: Roger B. Kafker/Michael A.R. Wilson Telecopy: (615) 574-6728
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Ralph H. Clinard

Ralph H. Clinard

Information for Notices:

Attention: Ralph H. Clinard

Telecopy:

Spousal Consent
      I, _____________________, am the spouse of Ralph Clinard, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Laura Clinard

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Michael H. Clinard

Michael H. Clinard

Information for Notices:

Attention: Michael H. Clinard

Telecopy:

Spousal Consent
      I, _____________________, am the spouse of Michael H. Clinard, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Kimberly Clinard

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Jack M. Antonini

Jack M. Antonini

Information for Notices:

Attention: Jack M. Antonini

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Jack M. Antonini, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Susan Antonini

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Robert L. Burrell

Robert L. Burrell

Information for Notices:

Attention: Robert L. Burrell

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Robert L. Burrell, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Cecilia S. Burrell

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Thomas Upton

Thomas Upton

Information for Notices:

Attention: Thomas Upton

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Thomas Upton, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Dori L. Upton

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Michael E. Keller

Michael E. Keller

Information for Notices:

Attention: Michael E. Keller

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Michael E. Keller, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Kathryn Keller

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Douglas Deitel

Douglas Deitel

Information for Notices:

Attention: Douglas Deitel

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Douglas Deitel, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Madeline S. Deitel

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Mac Longoria

Mac Longoria

Information for Notices:

Attention: Mac Longoria

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Mac Longoria, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Josephine G. Longoria

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Larry Archer

Larry Archer

Information for Notices:

Attention: Larry Archer

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Larry Archer, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Treva L. Archar

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Charles Smith

Charles Smith

Information for Notices:

Attention: Charles Smith

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Charles Smith, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Connie Smith

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Brian Archer

Brian Archer

Information for Notices:

Attention: Brian Archer

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Brian Archer, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Candace L. Archer

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ John McHenry

John McHenry

Information for Notices:

Attention: John McHenry

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of John McHenry, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Jana McHenry

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Jim Bettinger

Jim Bettinger

Information for Notices:

Attention: Jim Bettinger

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Jim Bettinger, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Diana Bettinger

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Ron Coben

Ron Coben

Information for Notices:

Attention: Ron Coben

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Ron Coben, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Leanne Coben

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Gary Faulkner

Gary Faulkner

Information for Notices:

Attention: Gary Faulkner

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Gary Faulkner, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Staci S. Faulkner

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Paul Oliphant

Paul Oliphant

Information for Notices:

Attention: Paul Oliphant

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Paul Oliphant, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Denise M. Oliphant

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Fred Boyd

Fred Boyd

Information for Notices:

Attention: Fred Boyd

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Fred Boyd, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Donald J. Pier

Donald J. Pier

Information for Notices:

Attention: Donald J. Pier

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Donald J. Pier, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Theresa Pier

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Giovanni A. Locandro

Giovanni A. Locandro

Information for Notices:

Attention: Giovanni A. Locandro

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Giovanni A. Locandro, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Brettaigne Locandro

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Sandra D. Menjivar

Sandra D. Menjivar

Information for Notices:

Attention: Sandra D. Menjivar

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Sandra D. Martinez, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Jose Menjivar

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Robert Barone

Robert Barone

Information for Notices:

Attention: Robert Barone

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Robert Barone, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Mary E. Barone

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Henry Freyer

Henry Freyer

Information for Notices:

Attention: Henry Freyer

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Henry Freyer, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Cathy Freyer

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Keith Myers

Keith Myers

Information for Notices:

Attention: Keith Myers

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Keith Myers, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Kimberly Myers

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Carter Groves

Carter Groves

Information for Notices:

Attention: Carter Groves

Telecopy:

Spousal Consent
     I, _____________________, am the spouse of Carter Groves, a holder of securities of the Company. I understand that my spouse is a party to this Agreement, and that this Agreement contains certain provisions regarding my acquiring or retaining any securities of the Company, or rights to receive securities of the Company. I agree that I may not acquire any such securities of the Company (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property, or otherwise), except in compliance with the terms of this Agreement. I acknowledge and understand that if I ever propose to acquire any such securities in compliance with this Agreement, I must first agree to become a party to this Agreement. I further acknowledge and agree that any interest I may have in securities issued by the Company (whether as a result of community property rights or otherwise) as of the date hereof are subject to the provisions of this Agreement.
     Executed as of the ___ day of February, 2005

/s/ Mary McFall Groves

     If this signature page is delivered to the Company and the other Securityholders without the above Spousal Consent executed by the spouse of the Securityholder executing above, then such Securityholder hereby represents and warrants to the Company and the other Securityholders that he or she does not have a spouse.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Signature Page

EXHIBIT A
DEFINED TERMS
     As used in the Agreement, the following terms shall have the respective meanings set forth below or set forth in the provision of the Agreement following such term:
     “Adverse Person” means any Person whom the Board determines in good faith is a competitor or a potential competitor of the Company, any Affiliate thereof, or any Person whose ownership of Securities would be harmful or potentially harmful to the Company as determined by the Board in good faith.
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no Securityholder of the Company shall be deemed an Affiliate of any other Securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Assignee” means any Person that acquires Securities through a Transfer made pursuant to this Agreement.
     “Beneficially Own” shall have the meaning set forth in Rule 13d-3 of the Exchange Act.
     “Board” means the board of directors of the Company.
     “Bona Fide Offer” means a written offer or definitive purchase agreement to purchase any Securities, which offer or definitive agreement is binding on the offeror and is subject to no conditions to closing (other than a condition relating to compliance with the terms of Exhibit B of this Agreement) relating to financing or due diligence.
     “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized or required by law to close.
     “CapStreet Fund” means CapStreet II, L.P., a Delaware limited partnership.
     “CapStreet Investors” means CapStreet Fund, CapStreet Parallel Fund, and any direct or indirect transferees thereof including direct and indirect Permitted Transferees thereof.
     “CapStreet Parallel Fund” means CapStreet Parallel II, L.P., a Delaware limited partnership.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

     “Common Stock” means any class or series of common stock of the Company and all rights and interests in or to the foregoing including voting rights and community property interests.
     “Common Stock Equivalent” means any share of Common Stock and any right, warrant, option, convertible security (including the Series B Preferred Stock), or exchangeable security, in each case, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” means, with respect to any security, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case, averaged over a period of 20 consecutive trading days; or if any security is not listed on any exchange, the value determined reasonably and in good faith by the Board; provided, that, in the case of any valuation being made as a result of a Transfer pursuant to Section 8 of Exhibit B, if the applicable Securityholders making the Transfer to the Company do not agree with such value determined by the Board and it is agreed in good faith by the Board and such Securityholders that the value of the Securities to be Transferred to the Company is in excess of $750,000, then the value of such Securities shall be determined by an Independent Financial Expert.
     “Fund Investors” means the TA Funds and the CapStreet Funds.
     “Independent Director” means a person who is “independent” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual.
     “Independent Financial Expert” means a nationally recognized investment banking firm selected by the Board that specializes in providing valuation and valuation related services.
     “Initial Public Offering” means the initial public offering of the Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any successor forms).
     “Involuntary Transfer” means a Transfer resulting from the death of a Person or another involuntary Transfer occurring by operation of law.
     “Listed Stockholders” means the Persons listed on Schedule 2.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

     “Percentage Ownership” means, with respect to any Securityholder, a fraction (expressed as a percentage) the numerator of which equals the number of shares of Common Stock held of record, or deemed held of record, by such Securityholder and the denominator of which equals the shares of Common Stock outstanding held of record, or deemed held of record, by all Persons. For purposes of this definition, a Person will be deemed to hold of record the shares of Common Stock issuable upon the exercise, conversion or exchange of any Common Stock Equivalents that are not Common Stock including the Series B Preferred Stock.
     “Permitted Transfer” means (a) with respect to the CapStreet Fund or CapStreet Parallel Fund, any Transfer (i) by CapStreet Fund or CapStreet Parallel Fund to its partners, (ii) by CapStreet Fund’s general partner to its partners or employees, (iii) by CapStreet Fund’s general partner’s general partner to its members or employees, (iv) by CapStreet Parallel Fund’s general partner to its members or employees, (v) by CapStreet Fund to CapStreet Parallel Fund, or (vi) by CapStreet Parallel Fund to CapStreet Fund, (b) by any TA Fund to any other TA Fund, any Affiliate thereof or any partner or member of any of the foregoing, (c) with respect to any Securityholder (including the CapStreet Funds, the TA Funds and Ralph Clinard) and any other Person described in clause (a) or (b) preceding, any Transfer to (i) any member of such Person’s immediate family or (ii) any trust, limited partnership, limited liability company or other entity having as its sole beneficiaries or owners such Securityholder, the Persons described in clause (a) or (b) preceding, any Persons described in clause (c)(i) preceding or any combination of the foregoing, (d) any Transfer by any trust or other entity described in clause (c)(ii) to its beneficiaries or equity owners, (e) any Transfer designated as a “Permitted Transfer” by the unanimous vote of the full Board, and (f) any Transfer to the Company including in connection with the Redemption.
     “Permitted Transferee” means, with respect to any Securityholder, any Person that receives, directly or indirectly, Securities from such Securityholder pursuant to a Permitted Transfer.
     “Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Public Offering” means any primary or secondary public offering of equity securities of the Company for the account of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.
     “Redemption” means the purchase by the Company of 17,500 shares of Series A Preferred Stock and 574,968 shares of Common Stock pursuant to an offer to purchase made to the Company’s common stockholders as of the Execution Date.
     “Registrable Securities” means, at any time, with respect to any Securityholder, (i) any shares of Common Stock owned by such Securityholder, (ii) any shares of Common Stock
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

acquirable by a Securityholder upon conversion of Series B Preferred Stock (whether or not such conversion has been effected) held thereby, or (iii) any other securities issued in respect of the securities described in (i)-(ii) above, until (a) a registration statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, (b) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such securities may be immediately sold pursuant to Rule 144(k) (or any similar provisions then in force) or (c) such securities are otherwise transferred and in connection therewith the Company has delivered a new certificate or other evidence of ownership for such securities not bearing the legend required pursuant to this Agreement and such securities may be resold without subsequent registration under the Securities Act.
     “Registration Expenses” means (a) all registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(g) of Exhibit C hereof), (f) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (g) reasonable fees and expenses of up to one counsel for the Securityholders participating in the offering chosen by the holders of a majority of the shares of Registrable Securities held by such Securityholders (or, with the consent of the Board, more than one such counsel), (h) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the “NASD”) including fees and expenses of any ‘“qualified independent underwriter” and (i) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (g) above) of the applicable Selling Securityholders or any fees and expenses of underwriter’s counsel.
     “ROFR Percentage Ownership” means, with respect to any Non-Disposing Securityholder that elects to purchase Offered Securities pursuant to the rights granted thereto under Section 3.1(c)(i) of Exhibit B, a fraction (expressed as a percentage) the numerator of which equals the number of shares of Common Stock held by such Person and the denominator of which equals the number of shares of Common Stock held by all of the Non-Disposing Securityholders that elect to purchase Offered Securities under Section 3.1(c)(i) of Exhibit B. For purposes of the foregoing, a Person shall be deemed to hold the number of shares of Common Stock issuable upon exercise, conversion or exchange of any Common Stock Equivalent including the Series B Preferred Stock.
     “SEC” means the Securities and Exchange Commission.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

     “Securities” means shares of Common Stock and shares of Series B Preferred Stock.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Securityholder” means each Person who is or becomes a party to this Agreement by reason of the execution of this Agreement, including the Persons listed on Schedule 3 hereto, an adoption agreement in connection with a Transfer permitted hereby or any other agreement to which the Company is a party (and which other agreement has been approved by the Board) including, by way of example, a stock option agreement pursuant to which the option holder agrees to be bound by this Agreement. In such case, the Company may designate such Person a “Securityholder” for some or all purposes hereunder. Except for the limited purposes set forth in Section 6.11, a Person shall cease to be a Securityholder at such time as such Person no longer Beneficially Owns any Securities.
     “Series A Preferred Stock” means the Series A Redeemable Preferred Stock, par value $.0001 per share, of the Company.
     “Series B Certificate of Designations” means the Certificate of Designations, rights and preferences governing the Series B Preferred Stock, as amended or restated from time to time.
     “Series B Preferred Stock” means the Series B Convertible Preferred Stock, par value $.0001 per share, of the Company.
     “Short-Form Date” means the date on which the Company becomes eligible to use Form S-2 or Form S-3 (or any successor forms) for registration of its securities.
     “Subsidiary” of a Person means any corporation more than fifty percent (50%) of whose outstanding voting securities, or any partnership, limited liability company joint venture or other entity more than fifty percent (50%) of whose total equity interest, is directly or indirectly owned by such Person.
     “TA Funds” means TA IX L.P., TA/Atlantic and Pacific IV L.P., TA/Atlantic and Pacific V L.P., TA Strategic Partners Fund A L.P., TA Strategic Partners Fund B L.P. and TA Investors II, L.P.
     “TA Investors” means the TA Funds and any direct or indirect transferees thereof including direct and indirect Permitted Transferees thereof.
     “Transfer” including the correlative terms “Transferring” or “Transferred” means any direct or indirect transfer, assignment, sale, gift or any other disposition (whether voluntary, involuntary or by operation of law) of Securities, including derivative or similar transactions or arrangements whereby a portion or all of the economic interest in, risk of loss or opportunity for gain with respect to, or voting or other rights of any Securities are transferred or shifted to another Person.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

     “Underwritten Public Offering” means a public offering of Registrable Securities of the Company pursuant to an effective registration statement under the Securities Act on a firm commitment basis.
Cardtronics, Inc.
first Amended and Restated
Investors Agreement
Exhibit A — Defined Terms

EXHIBIT B
PROVISIONS RELATING TO TRANSFERS
     Capitalized terms used in this Exhibit that are not defined in this Exhibit shall have the meanings given to them in the Investors Agreement to which this Exhibit is attached.
     1. General Rules. No Securityholder may Transfer all or any portion of its Securities other than in accordance with the terms of this Exhibit, and any attempted Transfer that is not in accordance with this Exhibit shall be, and is hereby declared, null and void ab initio. The Securityholders agree that a breach of the provisions of this Exhibit may cause irreparable injury to the Company and the Securityholders for which monetary damages (or other remedy at law) are inadequate in view of (a) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Person to comply with such provisions and (b) the uniqueness of the Company’s business and the relationship among the Securityholders. Accordingly, the Securityholders agree that the provisions of this Exhibit may be enforced by specific performance. Unless the context requires otherwise, all references in this Exhibit to Sections refer to the sections of this Exhibit. Notwithstanding anything to the contrary in this Agreement, including this Exhibit, (i) nothing in this Agreement shall give a Securityholder the right to Transfer (under the co-sale provisions or otherwise) if the Securityholder is prohibited from effecting such Transfer by the terms of another agreement to which the Company is bound (such as a restricted stock agreement or stock option agreement), but such Securityholder will be obligated to participate in a Transfer under Sections 5 and 6 of this Exhibit even if Transfers are prohibited in any other agreement, and (ii) no Securityholder may Transfer all or any portion of its Securities in a transaction or series of related transactions that would result in an Event of Default as a result of a Change of Control, as defined under the Second Amended and Restated Credit Agreement, dated as of June 30, 2004, by and between the Company, and the Lenders and other Borrowers named therein.
     2. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, other than clauses (i) and (ii) of Section 1 of this Exhibit, each Securityholder is permitted to make Permitted Transfers so long as such Securityholder complies with Section 7 of this Exhibit.
     3. Right of First Refusal.
          (a) The provisions of this Section 3 beginning with Section 3(b) shall not apply to (i) an Involuntary Transfer, (ii) a Transfer pursuant to the exercise of co-sale (tag-along) rights under Section 4, (iii) a Transfer as part of a Sale of the Company Transaction under Section 5, (iii) a Transfer as part of a Merger Transaction under Section 6, (iv) a Transfer in a Public Offering or (v) a Permitted Transfer.
     (b) If any Securityholder desires to Transfer any Securities to any Person (including another Securityholder), such Securityholder must first receive a Bona Fide Offer (an “Acquisition Proposal”), upon receipt of which such Securityholder (the “Disposing Securityholder”) shall promptly give written notice (a “Disposition Notice”) thereof to the
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Company. Upon receipt of such Disposition Notice, the Company shall promptly provide a copy of such Disposition Notice to all Eligible Investors, other than the Disposing Securityholder (the “Non-Disposing Securityholders”). The Disposition Notice shall set forth the following information in respect of the proposed Transfer: the name and address of the prospective acquiror (the “Proposed Transferee”), the number and type of Securities subject to the Acquisition Proposal (the “Sale Securities”), the per share purchase price offered by such Proposed Transferee, the Disposing Securityholder’s calculation of the fair market value of any non-cash consideration, sufficient detail concerning the non-cash portion thereof, if any, to allow the Board (excluding the Disposing Securityholder’s and the Proposed Transferee’s representatives, if any) to reasonably determine the fair market value of such non-cash consideration, and all other material terms and conditions of the Acquisition Proposal that are then known to the Disposing Securityholder. In the event (i) the Board’s determination of the fair market value of any non-cash consideration described in the Disposition Notice (to be determined by the Board within 10 Business Days of receipt of such Disposition Notice) is less than the fair market value assigned to such consideration by the Disposing Securityholder in the Disposition Notice and (ii) the Company (acting through the Board) and the Disposing Securityholder are unable to mutually agree upon the fair market value of such non-cash consideration within five Business Days after the Board notifies the Disposing Securityholder of its determination thereof, the Disposing Securityholder and the Board shall promptly cause an independent third-party appraiser (who shall be satisfactory to the Disposing Securityholder and the Board, each acting reasonably) to determine the fair market value of such non-cash consideration which shall not exceed the Disposing Securityholder’s determination thereof as set forth in the Disposition Notice. Such independent third-party appraiser shall be instructed to return its decision within 20 days after all material information is submitted thereto, which decision shall be final, and notice of such decision shall be given by the Company to each of the Non-Disposing Securityholders promptly following such decision. The 20-day period during which the third-party appraiser is required to make its determination shall not extend the ROFR Acceptance Deadline, but shall delay any closing under Section 3(d), which delayed closing shall occur within five Business Days following the appraiser’s determination of the non-cash consideration (the “Non-Cash Appraisal”). All costs of the independent third-party appraiser shall be borne equally by the Disposing Securityholder and the Company.
          (c) The giving of a Disposition Notice to the Non-Disposing Securityholders shall constitute an offer by the Disposing Securityholder to sell all of the Sale Securities to the Company and/or the Non-Disposing Securityholders on the following terms, which terms shall be applied in the following order of priority:
(i)	First, each of the Non-Disposing Securityholders shall have the option, but not the obligation, exercisable by giving written notice to the Disposing Securityholder at any time prior to the 15th day after its receipt of the Disposition Notice (the “ROFR Acceptance Deadline”), to acquire all or any portion of its ROFR Percentage Ownership (determined as of the date of the Disposition Notice) of the Sale Securities on the terms described in the Disposition Notice except that each Non-Disposing Securityholder
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

shall have the right to pay cash in lieu of any non-cash consideration, by giving notice of such acceptance (the “ROFR Acceptance Notice”) to the Disposing Securityholder with a copy to the Company at any time prior to the ROFR Acceptance Deadline, which notice shall set forth the number of Sale Securities such Non-Disposing Securityholder desires to purchase, which may be more or less than, or equal to, its ROFR Percentage Ownership. If any Non-Disposing Securityholder elects to purchase more than its ROFR Percentage Ownership of the Sale Securities, such Securityholder shall be allocated an additional number of Sale Securities (up to the amount such Securityholder elected to purchase in its ROFR Acceptance Notice) if any of the other Non-Disposing Securityholders elect to purchase less than their ROFR Percentage Ownership. Such over-subscription allocation shall be made among those that elect to purchase more than their ROFR Percentage Ownership based on such Securityholders’ relative ROFR Percentage Ownership.. A Non-Disposing Securityholder that fails to exercise its purchase right before the expiration of the ROFR Acceptance Deadline shall be deemed to have waived its rights with respect to such Sale Securities, but not with respect to any future offer of Securities. Unless expressly approved by the Board on a case-by-case basis, any Non-Disposing Securityholder that elects to purchase Sale Securities pursuant to the exercise of a purchase right granted thereto under this Section 3 shall not be entitled to any future purchase right under this Section 3 if such Securityholder wrongfully fails to consummate the purchase to which it committed.

(ii)	Second, in the event the Non-Disposing Securityholders do not exercise their preferential purchase right to purchase all of the Sale Securities, then the Company shall have the option, but not the obligation, to purchase from the Disposing Securityholder some or all of the Sale Securities not subscribed for under Section 3(c)(i) at the price and on the terms and conditions set forth in the Disposition Notice, except that the Company may provide cash equal to any non-cash consideration. Such option shall be exercisable before the 15th day after the ROFR Acceptance Deadline (the “Company Deadline”), and the Company shall notify the Disposing Securityholder and the other Non-Disposing Securityholders of its election and identifying the number of Sale Securities it elects to purchase. The Company’s written election to purchase shall constitute its irrevocable acceptance of the offer set forth in the Disposition Notice.
          (d) The closing of the purchase and sale of the Sale Securities to the Non-Disposing Securityholders who have elected to purchase Sale Securities under Section 3(c)(i) and, if applicable, the Company (each, a “ROFR Buyer”) pursuant to this Section 3, assuming permitted pursuant to Section 3(f), shall be at 9:00 a.m. on the 20th Business Day following the Company Deadline, subject to any delay in the closing provided for herein, unless the Disposing
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Securityholder and the ROFR Buyers unanimously agree otherwise. At the closing, each ROFR Buyer’s pro rata share of the consideration shall be delivered to the Disposing Securityholder, and the Disposing Securityholder shall represent and warrant to the ROFR Buyers that the Sale Securities are free and clear of all liens, encumbrances and adverse claims, and shall deliver to each ROFR Buyer such stock certificates representing the Sale Securities so purchased, accompanied by duly executed stock transfer powers, free and clear of all liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Company for the proper transfer of such Sale Securities so purchased to the ROFR Buyers on the books of the Company. The Company, the Disposing Securityholder, and each ROFR Buyer shall cooperate in good faith in obtaining all necessary governmental and other third Person approvals, waivers and consents required for the closing. Any such closing shall be delayed, to the extent required, until the third Business Day following the expiration of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; provided, however, that such delay shall not exceed 60 days and, if governmental approvals and waiting periods shall not have been obtained or expired, as the case may be, by such 60th day, then the ROFR Buyers affected by such delay shall be deemed to have waived the preferential purchase right with respect to the Sale Securities described in the Disposition Notice and thereafter neither the Disposing Securityholder nor such affected ROFR Buyers shall have any further obligation under this Section 3 with respect to such Sale Securities unless such Sale Securities again become subject to this Section 3 pursuant to Section 3(f).
          (e) If, in connection with any Transfer under this Section 3, any record date for any distribution by the Company or any record date for the issuance of any capital stock of the Company or any other Person in respect of Securities in connection with any exchange, merger, recapitalization, consolidation, reorganization or other transaction involving the Company (in any such case, a “Record Date”) occurs on or after the date of the Disposition Notice and prior to the closing of the purchase of any Sale Securities by the ROFR Buyers pursuant to this Section 3, then the Company and the ROFR Buyers shall be entitled to receive, unless the Disposition Notice specifically indicates to the contrary, any such distributions or capital stock, as the case may be, in respect of the Sale Securities they acquire pursuant to the exercise of their preferential purchase rights, and appropriate documentation shall be delivered at the closing by the Disposing Securityholder to evidence the Company and the ROFR Buyers’ rights to receive such distributions or capital stock.
          (f) If, after completion of the foregoing procedures under this Section 3, the Company and the Non-Disposing Securityholders fail to elect to purchase all of the Sale Securities subject to any Disposition Notice, then (i) unless the Disposing Securityholder consents otherwise, the Company and the Non-Disposing Securityholders shall not be entitled to purchase any of the Sale Securities pursuant to this Section 3 in connection with such Acquisition Proposal and (ii) subject first to the application of the co-sale rights set forth in Section 4 of this Exhibit, the Disposing Securityholder may Transfer all (but not less than all) of the Sale Securities to the Proposed Transferee under the Acquisition Proposal in accordance with the terms and conditions set forth in the Disposition Notice. If the Disposing Securityholder’s Transfer to the Proposed Transferee is not consummated in accordance with the terms of the
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Acquisition Proposal within 60 days after the Company Deadline, the Acquisition Proposal shall be deemed to lapse, and the Disposing Securityholder may not Transfer any of the Sale Securities described in the Disposition Notice without complying again with the provisions of this Section 3 to the extent then applicable.
     4. Co-Sale (Tag-Along) Rights.
          (a) The provisions of this Section 4 shall not apply to (i) an Involuntary Transfer, (ii) a Transfer pursuant to a Sale of the Company Transaction under Section 5, (iii) a Transfer pursuant to a Merger Transaction under Section 6, (iv) a Transfer in a Public Offering, (v) a Permitted Transfer, (vi) a Transfer that is not a Deemed 4(c) Transfer (as defined below) or (vii) the Transfer of any Common Stock Equivalents held as of the date of this Agreement by the Persons listed on Schedule 4 hereto.
          (b) If any Securityholder (such Person being referred to herein as a “Transferor”) proposes to Transfer Common Stock Equivalents and the rights of first refusal granted in Section 3 with respect to such Securities has not been exercised in a manner that fully subscribes for all of the Sale Securities, then each Securityholder (other than the Transferor) that is an Eligible Investor (each, a “Co-Sale Party”) shall have the right to participate in such Transfer, on the terms set forth in the remaining provisions of this Section 4, even if such Co-Sale Party did not exercise a purchase right (if any) under Section 3 with respect to such Transfer.
          (c) The Transferor shall give each Co-Sale Party the Disposition Notice (the “Transferor’s Notice”). If the Acquisition Proposal referenced in the Disposition Notice contemplates the purchase of (i) any shares of Common Stock or (ii) any shares of Series B Preferred Stock at a price per share of Series B Preferred Stock in excess of the Series B Preference Amount (determined as of the date the Transferor received the Acquisition Proposal), then the Transfer contemplated by the Acquisition Proposal shall be deemed to be a Transfer solely of shares of Common Stock (a “Deemed 4(c) Transfer”) for purposes of applying the remaining provisions of this Section 4(c). In connection with a Deemed 4(c) Transfer, each share of Series B Preferred Stock shall be treated on an “as-if” converted basis as if it had converted to Common Stock on the date the Transferor received the Acquisition Proposal in accordance with the Series B Certificate of Designations and the price per share of Common Stock in the Acquisition Proposal shall be deemed to be the total consideration set forth in the Acquisition Proposal divided by the total number of shares of Common Stock (treating the Series B Preferred Stock on an “as-if” converted basis for the purpose of determining the number of shares of Common Stock proposed to be acquired pursuant to the Acquisition Proposal) (the “Implied Common Share Value”). In connection with a Deemed 4(c) Transfer, the Transferor shall give each Co-Sale Party the option to (A) include such number of Securities (as limited by the last sentence of this paragraph) in the proposed Transfer as such Co-Sale Party requests in its Co-Sale Notice (as defined below) or (B) sell such number of Securities (as limited by the last sentence of this paragraph) directly to the Transferor for a price per share of Common Stock (including Common Stock deemed to be outstanding by treating the Series B Preferred Stock on an “as-if” converted basis) equal to the Implied Common Share Value, and pursuant to the other
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

terms as specified in the Disposition Notice included in the Transferor’s Notice. Each Co-Sale Party who wishes to transfer Securities in the proposed Transfer described in the Transferor’s Notice or in the sale to the Transferor directly in accordance with the terms of this Section 4 shall notify the Transferor (the “Co-Sale Notice”) not more than 10 Business Days after its receipt of the Transferor’s Notice and shall indicate if it has elected to sell such Securities in accordance with clause (i) or (ii) of this Section 4(c). The Transferor’s obligation to purchase any Securities from a Co-Sale Party or cause any purchaser to buy Securities from such Co-Sale Party shall be conditioned upon the closing of the Transferor’s Transfer of Securities pursuant to the transaction contemplated in the Transferor’s Notice with the proposed transferee named therein. The number of Securities designated by any such Co-Sale Party shall not exceed the product (rounded to the nearest whole share) of (I) the total number of shares of Common Stock proposed to be acquired in the Acquisition Proposal (treating any Series B Preferred Stock on an as if converted basis) multiplied by (II) a fraction, the numerator of which equals the number of shares of Common Stock (treating any Series B Preferred Stock on an as if converted basis) owned by such Co-Sale Party and the denominator of which equals the number of shares of Common Stock (treating any Series B Preferred Stock on an as if converted basis) owned by the Transferor and all of the Co-Sale Parties who elect to participate in the Deemed 4(c) Transfer.
     If any Co-Sale Party elects the option in clause (i) of this Section 4(c), the Transferor shall reduce to the extent necessary the number of Securities it otherwise would have sold in the proposed sale so as to permit each Co-Sale Party to sell the number of Securities that they are entitled to sell under this Section 4, and the Transferor and each Co-Sale Party shall sell the number of Securities determined by the preceding provisions of this Section 4 to the proposed transferee in accordance with the Transferor’s Notice. If any Co-Sale Party elects the option in clause (ii) of this Section 4(c), the Transferor shall purchase from such Co-Sale Party the number of Securities such Co-Sale Party may sell pursuant to Section 4(c) for the same per share price (minus the additional consideration, if any, such as an exercise price, payable upon exercise, conversion or exchange of Common Stock Equivalents that are not Common Stock into Common Stock) and otherwise on the same terms as set forth in the Transferor’s Notice.
     The Transferor shall not sell any Securities to any proposed transferee unless the proposed transferee purchases the Securities from the Co-Sale Parties who elect the option in clause (i) of this Section 4(c). If any Co-Sale Party elects to sell Securities pursuant to clause (i) of this Section 4(c) that are not the same type or class of Securities proposed to be acquired pursuant to the Acquisition Proposal, then the Transferor shall require the proposed transferee to purchase such other type or class of Securities held by such Co-Sale Party but the consideration per share shall be reduced by the additional consideration, if any, such as an exercise price, payable upon exercise, conversion or exchange of any Common Stock Equivalents that are not Common Stock into Common Stock. For example, if the Transferor notifies the Co-Sale Parties that it proposes to sell Common Stock, the Co-Sale Party that holds any warrants exercisable into Common Stock may elect, pursuant to the other procedures in this Section 4, to participate in such sale by selling all or a portion of such warrants to the proposed transferee. In such case, the Co-Sale Party may sell such warrants to the proposed transferee except that the consideration per
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

share of Common Stock underlying such warrants shall be reduced by the exercise price payable upon exercise of such warrants.
          (d) In connection with any Transfer under this Section 4, each Co-Sale Party shall be bound by the terms set forth in the Disposition Notice and shall be required to make (i) representations and warranties that such Co-Sale Party’s Securities that are being Transferred are free and clear of all liens, claims and encumbrances, (ii) representations and warranties regarding such Co-Sale Party’s power and authority to effect such Transfer, and (iii) representations, warranties and covenants pertaining to compliance with securities laws as the proposed Transferee may reasonably require.
     5. Drag-Along Obligations.
          (a) If (i) any Person that is not a Securityholder or an Affiliate thereof (a “Third-Party Buyer”) offers to acquire 80% or more of all of the outstanding Common Stock Equivalents treating all Common Stock Equivalents (including the Series B Preferred Stock) on an “as-if” converted, exercised or exchanged basis (in a transaction other than a merger or consolidation, which is covered by Section 6) (a “Sale of the Company Offer”; and the transaction contemplated by the Sale of the Company Offer is referred to as a “Sale of the Company Transaction”) and (ii) (A) the Securityholders holding a majority of the outstanding shares of Common Stock Equivalents, voting together as a single class, and (B) the Securityholders holding the requisite percentage of any class or series of securities of the Company entitled to vote or consent separately with respect to such transaction (including the holders of Series B Preferred Stock to the extent required under the Series B Certificate of Designations, including, without limitation, Section 8 thereof), accept such offer (such accepting Securityholders being referred to as the “Accepting Persons”), then the Accepting Persons shall have the right to require each other Securityholder that owns Common Stock Equivalents (each, a “Drag-Along Person”) to Transfer to such Third-Party Buyer a number of Securities up to the product (rounded to the nearest whole share) of (A) the aggregate number of Common Stock Equivalents proposed to be acquired by the Third-Party Buyer treating all Common Stock Equivalents (including the Series B Preferred Stock) on an “as-if” converted, exercised or exchanged basis and (B) a fraction the numerator of which equals the number of Common Stock Equivalents owned by such Drag-Along Person treating all Common Stock Equivalents (including the Series B Preferred Stock) on an “as-if” converted, exercised or exchanged basis and the denominator of which equals the total number of outstanding Common Stock Equivalents treating all Common Stock Equivalents (including the Series B Preferred Stock) on an “as-if” converted, exercised or exchanged basis.
          (b) The Accepting Persons shall give written notice to each Drag-Along Person of the Sale of the Company Offer (the “Accepting Persons’ Notice”) at least 10 Business Days prior to the closing of the proposed Transfer. The Accepting Persons’ Notice shall specify the Third-Party Buyer, the number of Common Stock Equivalents to be Transferred to such Third-Party Buyer, the amount and type of consideration to be received therefor, and the place and date on which the Transfer is to be consummated. If the Accepting Persons elect to exercise their rights under this Section 5, subject to the terms of Section 5(c) below, (i) the Accepting
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Persons and each Drag-Along Person shall sell the number of Securities determined pursuant to Section 5(a) to the Third-Party Buyer in accordance with the terms set forth in the Accepting Persons’ Notice, and (ii) the Drag-Along Persons shall take such other actions as may be reasonably required and otherwise cooperate in good faith with the Accepting Persons in connection with consummating the proposed Transfer.
     (c) In connection with such Transfer, each Drag-Along Person shall (i) only be required to represent and warrant as to customary corporate matters about itself (such as due authorization, absence of conflicts and enforceability) and as to the unencumbered title to its Securities, (ii) be required to bear its pro rata share of any post-closing indemnity obligations, which in any event shall be limited to the amount of proceeds received by such Drag-Along Person from the Transfer, (iii) be subject to the same post-closing purchase price adjustments, escrow terms, offset rights and holdback terms as the Accepting Persons on a pro rata basis and (iv) be required to deliver customary stock powers, letters of transmittal or other similar transfer documentation.
     (d) All of the consideration payable to the Securityholders in a Sale of the Company Transaction first shall be aggregated by the Company, as disbursing agent, before distributing any such consideration to any of the Securityholders. The Company, acting solely as the disbursing agent of the Securityholders, shall then distribute the aggregate consideration to the Securityholders in the same manner such consideration would have been distributed had such distribution been made in complete liquidation of the Company pursuant to the rights and preferences set forth in the certificate of incorporation of the Company (including all Certificates of Designations governing any class or series of capital stock of the Company including the Series B Certificate of Designations) as in effect immediately prior to the consummation of such Sale giving effect to the various liquidation preferences and liquidation amounts set forth therein; provided, (i) any warrants or options of the Company transferred in such transaction shall be deemed to have been exercised for shares of Common Stock immediately prior to the consummation of such transaction, (ii) each holder of warrants or options of the Company in such transaction shall be deemed to have paid the exercise price payable in connection with the deemed exercise described in clause (i) preceding and (iii) the exercise price deemed to have been paid shall be netted against the consideration payable in respect of any Common Stock deemed to be outstanding by reason of the options or warrants of the Company Transferred in such transaction. If the Sale of the Company Transaction involves the issuance of any stock or other equity consideration in a transaction not involving a public offering and any Securityholder otherwise entitled to receive consideration in such transaction is not an accredited investor (as defined under Rule 501 of Regulation D of the Securities Act), then the Accepting Person may require each Securityholder that is not an accredited investor (i) to receive solely cash in such transaction, (ii) to otherwise be cashed out (by redemption or otherwise) by the Company or any other Securityholder prior to the consummation of such transaction and/or (iii) to appoint a purchaser representative (as contemplated by Rule 506 of Regulation D of the Securities Act) selected by the Company, with the intent being that such Securityholder that is not an accredited investor receive substantially the same value that such Securityholder would have otherwise received had such Securityholder been an accredited investor.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

          (e) No Securityholder shall have any dissenters’ or appraisal rights in connection with a Sale of the Company Offer, and each Securityholder hereby releases, and will execute such further instrument as the Company reasonably requests to further evidence the waiver of, such rights.
          (f) Each Securityholder (other than the TA Funds and the CapStreet Funds) hereby makes, constitutes and appoints the secretary of the Company, in its official Company capacity, as its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit, to sign, execute, certify, acknowledge, swear to, file and record any instrument that is now or may hereafter be deemed necessary by the Company in its reasonable discretion to carry out fully the provisions and the agreements, obligations and covenants of such Securityholder in this Section 5 in the event that such Securityholder is or becomes a Drag-Along Person pursuant to this Section 5. Each Securityholder hereby gives such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with such Securityholder’s obligations and agreements as a Drag-Along Person pursuant to this Section 5 as fully as such Securityholder might or could do personally, and hereby ratifies and confirms all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of the power of attorney granted hereby. The power of attorney granted pursuant to this Section 5(f) is a special power of attorney, coupled with an interest, and is irrevocable, and shall survive the bankruptcy, insolvency, dissolution or cessation of existence of the applicable Securityholder.
     6. Merger-Related Obligations.
          (a) If (i) any Person that is not a Securityholder or an Affiliate thereof (a “Third-Party Merger Party”) proposes to enter into a transaction with the Company pursuant to which the Company would merge or consolidate with and into a Person (whether or not the Company is the surviving entity) (a “Merger Offer”; and the transaction contemplated by the Merger Offer is referred to as a “Merger Transaction”) and (ii) (A) the Securityholders holding a majority of the outstanding shares of Common Stock Equivalents, voting together as a single class, (B) the Securityholders holding the requisite percentage of any class or series of securities of the Company entitled to vote or consent separately with respect to such transaction (including the holders of Series B Preferred Stock to the extent required under the Series B Certificate of Designations, including, without limitation, Section 8 thereof), accepts such offer (collectively, the “Merger Accepting Persons”), then the Merger Accepting Persons shall have the right to require each other Securityholder (each, a “Merger Drag-Along Person”) to irrevocably consent to, vote in favor of and participate in such Merger Transaction on the terms and conditions approved by the Merger Accepting Persons, with such Merger Drag-Along Persons having the same terms, conditions, obligations and benefits as are applicable to the Merger Accepting Persons; provided, each Merger Drag-Along Person shall (i) only be required to represent and warrant as to customary corporate matters about itself (such as due authorization, absence of conflicts and enforceability) and as to the unencumbered title to its Securities, (ii) be required to bear its pro rata share of any post-closing indemnity obligations, which in any event shall be limited to the amount of proceeds received by such Merger Drag-Along Person in the Merger
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Transaction, (iii) be subject to the same post-closing purchase price adjustments, escrow terms, offset rights and holdback terms as the Merger Accepting Persons on a pro rata basis and (iv) be required to deliver customary stock powers, letters of transmittal and/or other similar transfer documentation.
          (b) The Company shall give written notice to each Merger Drag-Along Person of the Merger Offer (the “Accepting Persons’ Merger Notice”) at least 10 Business Days prior to the proposed closing of the Merger Transaction. The Accepting Persons’ Merger Notice shall specify the Third-Party Merger Party, the terms of the Merger Transaction, and the place and date on which the Merger Transaction is to be consummated. If the Merger Accepting Persons elect to exercise their rights under this Section 5, (i) the Merger Accepting Persons and each Merger Drag-Along Person shall enter into and perform their respective obligations in the Merger Transaction in accordance with the terms set forth in the Accepting Persons’ Merger Notice and (ii) the Merger Drag-Along Persons shall take such other actions as may be reasonably required and otherwise cooperate in good faith with the Company and the Merger Accepting Persons in connection with consummating the proposed Merger Transaction.
          (c) All of the consideration payable to the Securityholders in a Merger Transaction first shall be aggregated by the Company, as disbursing agent, before distributing any such consideration to any of the Securityholders. The Company, acting solely as the disbursing agent of the Securityholders, shall then distribute the aggregate consideration to the Securityholders in the same manner such consideration would have been distributed had such distribution been made in complete liquidation of the Company pursuant to the rights and preferences set forth in the certificate of incorporation of the Company (including all Certificates of Designations governing any class or series of capital stock of the Company including the Series B Certificate of Designations) as in effect immediately prior to the consummation of such sale giving effect to the various liquidation preferences and liquidation amounts set forth therein; provided, (i) any warrants or options of the Company transferred in such transaction shall be deemed to have been exercised for shares of Common Stock immediately prior to the consummation of such transaction, (ii) each holder of warrants or options of the Company in such transaction shall be deemed to have paid the exercise price payable in connection with the deemed exercise described in clause (i) preceding and (iii) the exercise price deemed to have been paid shall be netted against the consideration payable in respect of any Common Stock deemed to be outstanding by reason of the options or warrants of the Company Transferred in such transaction. If the consideration payable in the Merger Transaction consists of the combination of cash, securities and other property, such types of consideration shall be distributed in the manner required by the certificate of incorporation of the Company and all certificates of Designations of the Company including the Series B Certificate of Designations. If the Merger Transaction involves the issuance of any stock consideration in a transaction not involving a public offering and any holder of Securities otherwise entitled to receive consideration in such transaction is not an accredited investor (as defined under Rule 501 of Regulation D of the Securities Act), then the Merger Accepting Persons may require each holder of Common Stock Equivalents that is not an accredited investor (A) to receive solely cash in such transaction, (B) to otherwise be cashed out (by redemption or otherwise) by the Company
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

or any other Securityholder prior to the consummation of such transaction and/or (C) to appoint a purchaser representative (as contemplated by Rule 506 of Regulation D of the Securities Act).
          (d) No Merger Drag-Along Person shall have any dissenters’ or appraisal rights with respect to Securities required to be sold in any transaction described in this Section 5, and each Merger Drag-Along Person hereby releases, and will execute such further instruments as the Company reasonably requests to further evidence the waiver of, such rights.
          (e) Each Securityholder (other than the TA Funds and the CapStreet Funds) hereby makes, constitutes and appoints the Secretary of the Company, in its official Company capacity, as its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit, to sign, execute, certify, acknowledge, swear to, file and record any instrument that is now or may hereafter be deemed necessary by the Company in its reasonable discretion to carry out fully the provisions and the agreements, obligations and covenants of such Securityholder in this Section 6 in the event that such Securityholder is or becomes a Merger Drag-Along Person pursuant to this Section 6. Each Securityholder hereby gives such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with such Securityholder’s obligations and agreements as a Merger Drag-Along Person pursuant to this Section 6 as fully as such Securityholder might or could do personally, and hereby ratifies and confirms all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of the power of attorney granted hereby. The power of attorney granted pursuant to this Section 6 (e) is a special power of attorney, coupled with an interest, and is irrevocable, and shall survive the bankruptcy, insolvency, dissolution or cessation of existence of the applicable Securityholder.
     7. Conditions to Transfers.
          (a) As a condition to any Transfer permitted under this Agreement (including Permitted Transfers and Transfers contemplated by Sections 3, 4, 5 and 6), any transferee of Securities shall be required to become a Securityholder and bound by this Agreement to the same extent as the transferring Securityholder, by executing (together with such Person’s spouse, if applicable) an Adoption Agreement in substantially the form of Exhibit D to this Agreement. If any Person acquires Securities from a Securityholder in a Transfer, notwithstanding such Person’s failure to execute an Adoption Agreement in accordance with the preceding sentence (whether such Transfer resulted by operation of law or otherwise), such Person and such Securities shall be bound by this Agreement to the same extent as the transferring Securityholder.
          (b) No Securities may be Transferred by a Person (other than pursuant to an effective registration statement under the Securities Act) unless such Person first delivers to the Company evidence reasonably satisfactory to the Company (such as an opinion of counsel) to the effect that such Transfer is not required to be registered under the Securities Act.
     8. Repurchase On Termination for Cause. Notwithstanding anything to the contrary in this Exhibit, in the event any Securityholder who is employed by the Company or any of its
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

Affiliates pursuant to a written employment agreement is terminated from employment for “Cause” (as defined in the written employment agreement governing the terms of such Securityholder’s employment), the Company, at its option (exercisable at any time during the 60-day period following such Person’s termination), may purchase all of the Securities held by such Person or by any Person who received such securities from such employee, directly or indirectly, pursuant to one or a series of Permitted Transfers, for a purchase price equal to the Fair Market Value thereof. This provision shall be binding on the Securities held by such employee whether held by such employee or by any other Person who received such Securities pursuant to a Permitted Transfer or series of Permitted Transfers, directly or indirectly, from such employee. Within 20 days after the exercise of the option granted hereby by the Company, the then current holder or holders shall deliver the certificates representing the applicable Securities to the Company, together with appropriate stock powers or stock assignments, in consideration for the purchase price specified above paid in the form of cash from the Company to the then current holder of such Securities, and such delivery of the Securities by the then current holder to the Company shall constitute a representation to the Company that such person owns such Securities free and clear of all adverse charges, liens, claims and encumbrances.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit B — Provisions Relating to Transfers

EXHIBIT C
REGISTRATION RIGHTS
     Capitalized terms used in this Exhibit that are not defined in this Exhibit shall have the meanings given to them in the Investors Agreement to which this Exhibit is attached. Unless the context requires otherwise, all references in this Exhibit to Sections refer to the Sections of this Exhibit.
     1. Demand Registration.
          (a) Request for Registration. Subject to the other terms of this Section 1, at any time after the consummation of an Initial Public Offering, the CapStreet Funds, on behalf of themselves and, at their discretion, the other CapStreet Investors and the TA Funds, on behalf of themselves and, at their discretion, the other TA Investors (each of the CapStreet Funds and the TA Funds being a “Demand Rights Holder”) may each separately request the Company to effect a registration under the Securities Act (a “Demand Registration”) of all or a portion of the Registrable Securities held thereby or by any of its Permitted Transferees (whether on Form S-1, Form S-3, or otherwise). Within 30 days after receiving any such request, the Company shall notify all of the Securityholders of such Demand Registration (a “Demand Registration Notice”) and thereafter shall use commercially reasonable efforts to effect such Demand Registration as expeditiously as possible subject to the terms of this Exhibit C. The Company shall, upon becoming subject to the reporting requirements contained in Section 13(a) or Section 15(d) of the Exchange Act, timely file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.
          (b) Number of Requested Registrations. Prior to the Short-Form Date, the Company shall not be obligated to effect more than three Demand Registrations initiated by the CapStreet Funds and not more than three Demand Registrations initiated by the TA Funds. A registration will not count as a Demand Registration until the registration statement filed pursuant to such registration has been declared effective by the SEC and remains effective for the period specified in Section 4(a). After the Short-Form Date, the Company shall not be obligated to effect more than two Demand Registrations in any twelve-month period. Notwithstanding any provision of this Section 1 to the contrary, in no event shall the Company be required to effect more than two Demand Registration within any six-month period.
          (c) Minimum Proceeds. Notwithstanding any provision of this Section 1 to the contrary, the Company shall not be obligated to effect a Demand Registration unless the aggregate gross proceeds reasonably expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals at least $10 million or, if the request for the Demand Registration is made after the Short-Form Date, at least $5 million.
          (d) Right to Piggyback on Demand Registrations. Any Securityholder that is a record owner of Registrable Securities may request to include any or all of its Registrable Securities in such Demand Registration by notifying the Company of the number of Registrable
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

Securities such Securityholder would like to include in such Demand Registration within the 30-day period after such Securityholder receives from the Company the Demand Registration Notice. The Company may adopt such procedures and conditions as the Board reasonably determines are necessary or advisable in connection with such Demand Registration so long as such procedures and conditions are not inconsistent with the terms of the Agreement, and any request by any Securityholder that does not comply with the Company’s procedures and conditions may be disregarded by the Company. As soon as reasonably practicable after the expiration of such 30-day period, the Company will notify all Securityholders who have requested to be included in such Demand Registration (each, a “Selling Securityholder”) of all the Selling Securityholders and the number of shares of Registrable Securities requested to be included in the applicable Demand Registration by each such Selling Securityholder.
          (e) Expenses. The Company will pay all Registration Expenses in connection with any Demand Registration.
          (f) Effectiveness. A registration requested pursuant to this Section 1 shall not be deemed to have been effected (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Securityholders included in such registration have actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 1 becomes effective (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and such order, injunction or requirement is not promptly rescinded or satisfied or (y) less than 75% of the Registrable Securities included in such registration statement has been sold thereunder, such registration statement shall not be considered a Demand Registration or (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 1(g) such that less than 66 2/3% of the Registrable Securities of the Demand Rights Holders sought to be included in such registration are included.
          (g) Allocations. If a Demand Registration involves an Underwritten Public Offering and the managing underwriter advises the Company and the Selling Securityholders that, in its view, the number of Registrable Securities requested to be included by the Selling Securityholders exceeds the largest number of shares (the “Maximum Offering Size”) that can be sold by Selling Securityholders without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration the following securities in the following order of priority up to the Maximum Offering Size:
               (i) first, all Registrable Securities requested to be registered by the Demand Rights Holders (regardless of whether such Demand Rights Holders made the initial demand or exercised their piggyback rights with respect to the demand of another Demand Rights Holder) allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Demand Rights Holders on the basis of the relative number of shares of Registrable Securities elected to be included in such offering by any such Demand Rights Holder; and
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

               (ii) second, all Registrable Securities requested to be included in such registration by any other Selling Securityholder allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Selling Securityholders on the basis of the relative number of shares of Registrable Securities owned thereby.
          (h) Postponement. Upon notice to each Selling Securityholder, the Company may postpone effecting a registration pursuant to this Section 1 for a reasonable time specified in such notice if (i) an investment banking firm of recognized national standing shall advise the Company that effecting the registration would materially and adversely affect a then pending offering of securities of the Company that had been commenced prior to the Demand Registration request having been made under this Section 1 or (ii) the Company is in possession of material non-public information the disclosure of which the Company believes would not be in the best interests of the Company; provided, the postponement under clause (i) or (ii) shall not exceed 120 days; provided, that the Company may not so postpone any registration more than one time in any 12-month period.
          (i) Selection of Underwriter. The managing underwriters (including the book running lead managing underwriters) and any additional investment bankers and managers to be used in connection with the offering shall be the Company’s regular underwriters, investment bankers and managers unless the holders of a majority of the Registrable Securities reasonably object, in which case the holders of a majority of the Registrable Securities shall select the foregoing.
     2. Piggyback Registration.
          (a) Requests for Registration Rights. If the Company proposes to register any of its shares of Common Stock or securities convertible into or exchangeable or exercisable for any of its shares of Common Stock under the Securities Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any similar SEC rule is applicable), for its own account, it will at such time, subject to the provisions of Section 2(b), give notice to each Securityholder at least 35 days prior to the anticipated date the registration statement relating to such registration shall be declared effective by the SEC, which notice shall set forth such Securityholders’ rights under this Section 2 and shall offer all Securityholders the opportunity to include in such registration statement such number of Registrable Securities as each such Securityholder may request. Upon the written request of any such Securityholder made within 30 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Securityholder), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Securityholders; provided, (A) if, at any time after giving written notice of its intention to register any stock or the transfer thereof pursuant to this Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock or the transfer thereof, the Company shall
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

give written notice to all Securityholders that requested any Registrable Securities to be included in such offering and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (B) notwithstanding the foregoing or the terms of Section 2(b), the Company may adopt such procedures (including additional procedures relating to share allocations (such as disproportionate allocations to eliminate small holdings) and cutbacks and time periods in the event an underwritten offering is resized) as the Board reasonably determines are necessary or advisable in connection with such offering. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.
          (b) Allocations. If a registration pursuant to this Section 2 involves an Underwritten Public Offering and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock that the Company and any Securityholder exercising its rights under this Section 2 intend to include in such registration exceeds the Maximum Offering Size, including the price at which such Securities can be sold, the Company will include in such registration the following securities, in the following priority, up to the Maximum Offering Size:
               (i) first, so much of the Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;
               (ii) second, all Registrable Securities requested to be included in such registration by the Demand Rights Holders allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Demand Rights Holders on the basis of the relative number of shares of Registrable Securities requested by such Demand Rights Holders to be included therein; and
               (iii) third, all Registrable Securities requested to be included in such registration by any such Securityholder other than the Demand Rights Holders pursuant to this Section 2 allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Securityholders on the basis of the relative number of shares of Registrable Securities owned by each requesting Securityholder.
     3. Standstill Agreements. With respect to each Underwritten Public Offering, notwithstanding anything to the contrary in this Exhibit C, each Securityholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other security of the Company that is convertible into or exchangeable or exercisable for any Common Stock and that would be a Registrable Security (in each case, other than as part of such Underwritten Public Offering) during the 14 days prior to the anticipated effective date of the applicable registration statement or during the period after such effective date that the managing underwriter and the Company shall agree; provided (a) such post-effective date standstill period shall not exceed 180 days, in connection with the
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

Company’s Initial Public Offering, or 90 days, in connection with any subsequent Public Offerings, and (b) notwithstanding clause (a) preceding, the Company may waive the standstill period with respect to some or all of the Securityholders if the managing underwriter does not require such Securityholders to be bound by a standstill arrangement for any period of time and the Company determines that the absence of such standstill period for such Securityholders will not adversely affect such offering.
     4. Registration Procedures. Whenever Securityholders request that any Registrable Securities be registered pursuant to Section 1 or 2, the Company will, subject to the provisions of such Sections, use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, in connection with any such request:
          (a) The Company will as soon as reasonably practicable prepare and file with the SEC a registration statement on any form selected by counsel for the Company and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days (or such shorter period in which all of the Registrable Securities of any Person included in such registration statement shall have actually been sold thereunder). The Company shall also prepare and file such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration effective and to comply with applicable law.
          (b) The Company will furnish to each Securityholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as filed or proposed to be filed, and thereafter the Company will furnish to such Securityholders and underwriters, if any, such number of copies of such registration statement, each amendment and supplement thereto (and, if requested by such Securityholders, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Securityholders or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Securityholders. Each such Securityholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Securityholder and the Company shall use commercially reasonable efforts to comply with such request; provided, the Company shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
          (c) After the filing of the registration statement, the Company will promptly notify each Securityholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.
          (d) The Company will use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Securityholder holding such Registrable Securities reasonably (in light of such Securityholder’s intended plan of distribution) requests, (ii) cause such Registrable Securities to be listed on any securities exchange or market or included for trading on any automated quotation system on which its Common Stock is then listed or included for trading and (iii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Securityholder to consummate the disposition of the Registrable Securities owned by such Securityholder; provided, the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.
          (e) The Company will immediately notify each Securityholder holding such Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Securityholder and file with the SEC any such supplement or amendment.
          (f) The Company will make available for inspection by any Securityholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 4 and any attorney, accountant or other professional retained by any such Securityholder or underwriter, financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably requested by any such Person, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such attorney, accountant or other professional in connection with such registration statement.
          (g) The Company will furnish to each Selling Securityholder and to each underwriter, if any, a signed counterpart, addressed to such underwriters and such Securityholders, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of such Securityholders or the managing underwriter therefore reasonably requests.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

          (h) The Company will comply with all applicable rules and regulations of the SEC, and make available to the Securityholders, as soon as substantially practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.
          (i) The Company may require each Securityholder to promptly furnish in writing to the Company information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.
          (j) Each Securityholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e), such Securityholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Securityholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e), and, if so directed by the Company, such Securityholder will deliver to the Company all copies, other than any permanent file copies then in such Securityholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 4(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 4(e) to the date when the Company shall make available to such Securityholder a prospectus supplemented or amended to conform with the requirements of Section 4(e).
     5. Indemnification by the Company. The Company shall indemnify, defend and hold harmless each Securityholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners, members, managers, stockholders and agents, and each Person, if any, who controls such Securityholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, expenses, damages and liabilities, joint or several (including, without limitation, any investigation, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, or any other law, rule or regulation, in connection with such registration, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in conformity with information furnished in writing to the Company by such Securityholder or on such Securityholder’s behalf expressly for use therein; provided that with respect to any untrue
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or such amended or supplemental prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Securityholder in a timely manner prior to such sale and it was the responsibility of such Securityholder under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense.
     6. Indemnification by Participating Investors. Each Securityholder holding Registrable Securities included in any registration statement shall, severally but not jointly, indemnify, defend and hold harmless each other Securityholder (including its partners and members and any partner or stockholder of such partners or members), the Company, its officers, directors and agents and each Person, if any, who controls any of them within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Securityholder, but only (a) with respect to information furnished in writing by such Securityholder or on such Securityholder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (b) to the extent that any loss, claim, damage, liability or expense described in Section 5 results from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Securityholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Securityholder shall, if required by the underwriting agreement, indemnify and hold harmless the underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 6. As a condition to including Registrable Securities in any registration statement filed in accordance with this Exhibit C, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. In no event, however, shall any Securityholder’s liability under this Section 6, in its capacity as a seller of Registrable Securities, exceed the lesser of (i) the proportion of such liabilities to be indemnified against equal to the proportion of the total securities being sold in such registration statement
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

which is being sold by such Securityholder, or (ii) the amount equal to the proceeds to such Securityholder from the securities sold in such registration.
     7. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Exhibit C, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and the Indemnifying Party shall assume the payment of all fees and expenses; provided, that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (c) counsel selected by the Indemnifying Party fails to diligently and timely prosecute such claim. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.
     8. Contribution. If the indemnification provided for in this Agreement is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the Securityholders holding Registrable Securities covered by a registration statement and the underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company and
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

such Securityholders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and the Securityholders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything herein to the contrary, the obligation of any Securityholder to make any contribution pursuant to this Section 8 shall not exceed the proceeds received by such Securityholder from the Securities sold in such registration.
     9. Participation in Underwritten Public Offering. No Person may participate in any Underwritten Public Offering (whether pursuant to the exercise of rights under Section 1, Section 2 or otherwise) unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.
     10. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such commercially reasonable further action as any Securityholder may reasonably request to the extent required from time to time to enable such Securityholder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Securityholder, the Company will deliver to such Securityholder a written statement as to whether it has complied with such reporting requirements.
     11. Other Registration Rights Agreements. Without the approval of holders of at least 80% of the outstanding shares of Common Stock (treating the Series B Preferred stock on an “as if” exercised basis), the Company will neither enter into any new registration rights agreements that conflict with the terms of this Exhibit C nor permit the exercise of any other
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

registration rights in a manner that conflicts with the terms of the registration rights granted under this Exhibit C.
     12. Transfer of Registration Rights. The rights of the Securityholders under this Exhibit C may be assigned in connection with the Transfer of Securities having a Percentage Ownership at least equal to 10%.
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit C — Registration Rights

EXHIBIT D
ADOPTION AGREEMENT
     This Adoption Agreement (this “Adoption Agreement”) is executed pursuant to the terms of the first Amended and Restated Investors Agreement among Cardtronics, Inc. and the Securityholders of Cardtronics, Inc. dated as of January ___, 2005, and the Schedules and Exhibits thereto, as amended to date, a copy of which is attached hereto (the “Investors Agreement”), by the transferee (“Transferee”) executing this Adoption Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:
     1. Acknowledgment. Transferee acknowledges that Transferee is acquiring certain [describe Securities acquired], subject to the terms and conditions of the Investors Agreement. Capitalized terms used herein without definition are defined in the Investors Agreement and are used herein with the same meanings set forth therein.
     2. Agreement. Transferee (a) agrees that [describe Securities] acquired by Transferee shall be bound by and subject to the terms of the Investors Agreement and (b) hereby joins in, and agrees to be bound by, the Investors Agreement (including the Exhibits) with the same force and effect as if he were originally a party thereto.
     3. Notice. Any notice required by the Investors Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.
     4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interests, and to bind such spouse’s community interest, if any, in the [describe Securities] to the terms of the Investors Agreement.
     EXECUTED AND DATED on this                      day of                                                           ,                     .

TRANSFEREE:
By:
Notice Address:

Telecopy:

SPOUSE:
By:

Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Exhibit D — Adoption Agreement

D-1

SCHEDULE 1
INITIAL DIRECTORS
Jack M. Antonini
Ralph H. Clinard
CapStreet Designees
Fred R. Lummis
Fred Brazelton
TA Designees
Roger B. Kafker
Michael A.R. Wilson
Independent Directors
Ron Coben
Bob Barone
Jorge Diaz
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Schedule 1 (Initial Directors)

Schedule 1-1

SCHEDULE 2
LISTED STOCKHOLDERS
Michael H. Clinard
Brian R. Archer
Bob Burrell
Sandra Martinez
Larry Archer
Giovanni Locandro
Fred Boyd
Don Pier
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Schedule 2 (Listed Stockholders)

Schedule 2-1

SCHEDULE 3
SECURITYHOLDERS
CapStreet II, L.P.
CapStreet Parallel II, L.P.
TA IX L.P.
TA/Atlantic and Pacific IV L.P.
TA/Atlantic and Pacific V L.P.
TA Strategic Partners Fund A L.P.
TA Strategic Partners Fund B L.P.
TA Investors II, L.P.
Ralph H. Clinard
Michael H. Clinard
Jack M. Antonini
Robert L. Burrell
Thomas Upton
Michael E. Keller
Douglas Deitel
Mac Longoria
Larry Archer
Charles Smith
Brian R. Archer
John McHenry
Jim Bettinger
Ron Coben
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Schedule 3 (Securityholders)

Schedule 3-1

Gary Faulkner
Paul Oliphant
Fred Boyd
Donald J. Pier
Giovanni A. Locandro
Sandra Martinez
Robert Barone
Henry Fryer
Keith Myers
Carter Groves
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Schedule 3 (Securityholders)

Schedule 3-2

SCHEDULE 4
CERTAIN PERSONS EXCLUDED FROM SECTION 4
Robert L. Burrell
Mac Longoria
Larry Archer
Charles Smith
John McHenry
Jim Bettinger
Ron Coben
Paul Oliphant
Sandra Martinez
Giovanni A. Locandro
Fred Boyd
Donald J. Pier
Robert Barone
Henry Fryer
Keith Myers
Carter Groves
Cardtronics, Inc.
First Amended and Restated
Investors Agreement
Schedule 4 (Certain Persons Excluded from Section 4)

Schedule 4-1